SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549



                                   FORM 8-K/A
                                Amendment No. 1

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                            SECURITIES EXCHANGE ACT OF 1934

                  Date of Report (Date of earliest event reported):
                                   February 18, 1999


                           HOME PROPERTIES OF NEW YORK, INC.
                (Exact name of Registrant as specified in its Charter)


MARYLAND                         1-13136                         16-1455126
(State or other jurisdiction (Commission file number)       (I.R.S. Employer
of incorporation or organization                            Identification
Number)


                                  850 CLINTON SQUARE
                               ROCHESTER, NEW YORK 14604
                       (Address of principal executive offices)


Registrant's telephone number, including area code: (716) 546-4900







                                    Not applicable
             (Former name or former address, if changed since last report)

                           HOME PROPERTIES OF NEW YORK, INC.

                                   AMENDMENT NO. 1 TO
                                    CURRENT REPORT
                                     ON FORM 8-K/A


Home Properties of New York, Inc. hereby amends items 2, 5 and 7 of its Current Report on Form 8-K, which was filed on October 5, 1999, as set forth in the pages attached hereto:

Items 2 and 5.  Acquisition of Assets.

Financial Statements for the Ridley Portfolio and the Colony Apartments purchased on July 29, 1999 and September 1, 1999, respectively, are presented in Item 7.

Item 7.  Financial Statements and Exhibits.

Financial Statements of the business acquired:

Audited statement of revenues and certain expenses of the Ridley Portfolio for the year ended December 31, 1998.

Audited statement of revenues and certain expenses of the Colony Apartments for the year ended December 31, 1998.

Pro Forma Financial Information:

Pro forma condensed consolidated balance sheet of the Company as of June 30, 1999 and related notes (unaudited).

Pro forma consolidated statement of operations of the Company for the six months ended June 30, 1999 and for the year ended December 31, 1998 (unaudited).

Notes to the pro forma consolidated statement of operations of the Company for the six months ended June 30, 1999 and for the year ended December 31, 1998 (unaudited).

Exhibit 23.0 -  Consent of PricewaterhouseCoopers, LLP
Exhibit 23.1 -  Consent of PricewaterhouseCoopers, LLP

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Home Properties of New York, Inc.


In our opinion, the accompanying statement of revenues and certain expenses, as defined in Note 1, present fairly, in all material respects, the revenues and certain expenses, as defined in Note 1, of The Ridley Portfolio for the year ended December 31, 1998 in conformity with generally accepted accounting principles. The statement of revenues and certain expenses is the responsibility of The Ridley Portfolio's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of the statement of revenues and certain expenses in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1, and is not intended to be a complete presentation of The Ridley Portfolio's revenues and expenses.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP


October 26, 1999

                                 THE RIDLEY PORTFOLIO
                      Statement of Revenues and Certain Expenses
                                    (IN THOUSANDS)



                     For the Period January 1,
                      through June 30, 1999        For the Year Ended
                           (UNAUDITED)             December 31, 1998
                     -------------------------     -----------------

Revenues:
Rental income                  $2,858                    $5,751
Other income                       91                       189
                               ------                    ------
                                2,949                     5,940
                               ------                    ------

Certain expenses:
Property operating and
  maintenance                   1,005                     2,029
Real estate taxes                 309                       601
                               ------                    ------
                                1,314                     2,630
                               ------                    ------
Revenues in excess of
certain expenses               $1,635                    $3,310
                               ======                    ======

     The accompanying note is an integral part of the financial statement.

                                 THE RIDLEY PORTFOLIO
                  Note to Statement of Revenues and Certain Expenses
                                    (IN THOUSANDS)

1.       BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS
The accompanying statement of revenues and certain expenses includes the operations (see "Basis of Presentation" below) of The Ridley Portfolio, 4 residential properties owned and managed by common parties not related to Home Properties of New York, Inc. (the "Company").

On July 28, 1999, the Company, through its subsidiary Home Properties of New York, L.P., acquired 100% of the real estate of The Ridley Portfolio, 825 apartment units located in 4 communities. The properties are primarily located in suburban markets of Philadelphia, Pennsylvania.

The acquisition was funded through a mortgage note given to the seller in the amount of $15.8 million, $8.6 million in cash and the issuance of Operating Partnership Units in Home Properties of New York, L.P. valued at approximately $7.9 million. The mortgage carries an interest rate of 8.0% and a maturity of 10 years.

BASIS OF PRESENTATION
The accompanying financial statement has been prepared on the accrual basis of accounting, but is not representative of the actual operations of The Ridley Portfolio for the period shown. As required by the Securities and Exchange Commission Regulation S-X, Rule 3-14, certain expenses have been excluded which may not be comparable to the proposed future operations of The Ridley Portfolio. Expenses excluded relate to property management fees, interest expense, depreciation and amortization expense and other expenses not directly related to the future operations of The Ridley Portfolio. The Company is not aware of any material factors relating to The Ridley Portfolio that would cause the reported financial information not to be necessarily indicative of future operating results.

REVENUE RECOGNITION
Rental income attributable to residential leases is recorded when due from residents. Leases are generally for terms of one year.

INTERIM UNAUDITED FINANCIAL STATEMENT
The accompanying interim unaudited statement of revenues and certain expenses for the period from January 1 through June 30, 1999 has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission described above. The results of operations of such interim period are not necessarily indicative of the results for the full year.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Home Properties of New York, Inc.


In our opinion, the accompanying statement of revenues and certain expenses, as defined in Note 1, present fairly, in all material respects, the revenues and certain expenses, as defined in Note 1, of The Colony Apartments for the year ended December 31, 1998 in conformity with generally accepted accounting principles. The statement of revenues and certain expenses is the responsibility of The Colony Apartments' management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of the statement of revenues and certain expenses in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1, and is not intended to be a complete presentation of The Colony Apartments' revenues and expenses.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP


November 2, 1999

                                 THE COLONY APARTMENTS
                      STATEMENT OF REVENUES AND CERTAIN EXPENSES
                                    (IN THOUSANDS)


                         For the Period January 1,
                          through June 30, 1999       For the Year Ended
                              (UNAUDITED)             December 31, 1998
                         -------------------------    ------------------
Revenues:
Rental income                    $3,365                     $6,594
Other income                        166                        230
                                  -----                      -----
                                  3,531                      6,824
                                  -----                      -----

Certain expenses:
Property operating and
   maintenance                      770                      1,512
Real estate taxes                   733                      1,371
                                  -----                      -----
                                  1,503                      2,883
                                  -----                      -----
Revenues in excess of
  certain expenses               $2,028                     $3,941
                                  =====                      =====

     The accompanying note is an integral part of the financial statement.

THE COLONY APARTMENTS
NOTE TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
(IN THOUSANDS)

1. Basis of Presentation and Summary of Significant Accounting Policies

Business
The accompanying statement of revenues and certain expenses includes the operations (see "Basis of Presentation" below) of The Colony Apartments, a residential property owned and managed by a common party not related to Home Properties of New York, Inc. (the "Company").

On September 1, 1999, the Company, through its subsidiary Home Properties of New York, L.P., acquired 100% of the real estate of The Colony Apartments, 783 apartment units located in one community. The property is located in a suburb of Chicago, Illinois.

The acquisition was funded through the assumption of a mortgage in the amount of $16.3 million, and $25.5 million in cash. The mortgage carries an interest rate of 7.6% and matures in 2002.

Basis of Presentation
The accompanying financial statement has been prepared on the accrual basis of accounting, but is not representative of the actual operations of The Colony Apartments for the period shown. As required by the Securities and Exchange Commission Regulation S-X, Rule 3-14, certain expenses have been excluded which may not be comparable to the proposed future operations of The Colony Apartments. Expenses excluded relate to property management fees, interest expense, depreciation and amortization expense and other expenses not directly related to the future operations of The Colony Apartments. The Company is not aware of any material factors relating to The Colony Apartments that would cause the reported financial information not to be necessarily indicative of future operating results.

Revenue Recognition
Rental income attributable to residential leases is recorded when due from residents. Leases are generally for terms of one year.

Interim Unaudited Financial Statement
The accompanying interim unaudited statement of revenues and certain expenses for the period from January 1 through June 30, 1999 has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission described above. The results of operations of such interim period are not necessarily indicative of the results for the full year.

Use of Estimates in the Preparation of Financial Statements
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

HOME PROPERTIES OF NEW YORK, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
JUNE 30, 1999
(Unaudited, In Thousands)

This unaudited pro forma Condensed Consolidated Balance Sheet is presented as if the Company had purchased the Ridley Portfolio, the Colony Apartments and the Maple Lane Apartments on June 30, 1999. This unaudited pro forma Condensed Consolidated Balance Sheet should be read in conjunction with the Statement of Revenues and Certain Expenses of the Ridley Portfolio and the Colony Apartments and notes thereto included elsewhere herein. In management's opinion, all adjustments necessary to reflect the purchase of the Ridley Portfolio, the Colony Apartments and Maple Lane Apartments have been made.

                                              As of June 30, 1999
                     Home
                     Properties
                     of New York,  Ridley        Colony         Maple     ProForma    Company
                     Inc. (A)      Portfolio (B) Apartments (B) Lane  (B) Adjust. (C) Pro Forma
                     ------------  ------------- -------------- --------- ----------- ---------
ASSETS
Real estate, net       $911,617      $4,266        $11,835       $9,808     $65,368(D)  $1,002,894
Cash and cash
 equivalents             48,188                                             (39,514)         8,674
 Other assets            92,283         495           -            -            -           92,778
                        -------       ------        ------        -----      -------     ---------
Total Assets         $1,052,088      $4,761        $11,835       $9,808     $25,854     $1,104,346
                      =========       ======        ======        =====      =======     =========

LIABILITIES
Mortgage notes
  payable              $432,852                    $16,309      $12,324     $15,750(E)    $477,235
Line of credit             -                                                                   -
Other liabilities        24,017                                                             24,017
                        -------       ------        ------       ------      ------      ---------
Total Liabilities       456,869                     16,309       12,324      15,750        501,252
                        -------       ------        ------       ------      ------      ---------
Minority interest       207,166                                               7,875(F)     215,041
                        -------       ------        ------       ------      ------      ---------

STOCKHOLDERS' EQUITY
Common stock                189                                                                189
Additional paid-in
  capital               430,793                                                            430,793
Accumulated deficit     (33,122)      4,761         (4,474)      (2,516)      2,229(G)     (33,122)
Officer and Director
  notes for stock
  purchases              (9,807)                                                            (9,807)
                        -------       -----          -----        -----       -----        -------
Total stockholders'
  equity                388,053       4,761         (4,474)      (2,516)      2,229        388,053
                        -------       -----          -----        -----       -----        -------

Total liabilities and
  stockholders'
  equity             $1,052,088      $4,761        $11,835       $9,808     $25,854     $1,104,346
                     ==========      ======        =======       ======     =======     ==========

                          HOME PROPERTIES OF NEW YORK, INC.
                NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               JUNE 30, 1999
                           (Unaudited, in Thousands)

(A) Reflects the Company's historical unaudited consolidated balance sheet as of June 30, 1999 as reported on Form 10-Q.

The Company's historical unaudited consolidated balance sheet includes the balance sheet of The Manor Apartments (acquired February 18, 1999), Ridgeway Court (acquired February 22, 1999), Springwell Park (acquired April 7, 1999) and Sherwood Gardens (acquired May 27, 1999). The acquisitions were recorded as follows:

                                            Appliances   Mortgages
                        Land     Building   & Equipment  Assumed      Total(1)
                      --------   --------   -----------  ---------    --------
 The Manor Apartments    1,386     5,516         198         -         (7,100)
 Ridgeway Court            330     1,754          66       (1,225)       (925)
 Springwell Park         1,515    16,537         303      (11,737)     (6,618)(2)
 Sherwood Gardens          309     3,688         103       (3,100)     (1,000)
                        ------    ------        ----       ------       ------
 Total                   3,540    27,495         670      (16,062)    (15,643)
                        ======    ======        ====       ======      ======

(1) Funded with excess cash and the Company's line of credit.
(2) Includes the issuance of 154,205 shares of operating units at a price of $25 and excess cash of $2,763.

(A) Reflects the Ridley Portfolio (acquired July 29, 1999), the Colony Apartments (acquired September 1, 1999) and Maple Lane Apartments (acquired July 9, 1999), historical balance sheets as of June 30, 1999 for the assets/liabilities acquired by the Company.

(B) The pro forma adjustments reflect the purchase of the Ridley Portfolio, Colony Apartments and Maple Lane. The purchase price was allocated as follows:
                                       Appliances
                    Land     Building  & Equipment   Other Assets   Total
                  --------  ---------- -----------   ------------  ---------
Ridley Portfolio   $6,630     $24,400     $829           $495       $32,354
Colony Apartments   7,830      33,273      783             -         41,886
Maple Lane          2,574      14,262      696                       17,532
                   ------      ------      ---           -----       ------
Total             $17,034     $71,935   $2,308           $495       $91,772
                   ======      ======    =====           =====       ======

The appliances and equipment have an estimated useful life of ten years and the building has an estimated useful life of thirty-five years.

(D) Reflects the excess of the cash purchase price of $91,772 over the historical seller's cost basis of $26,404.

(E) Represents a mortgage note payable due to the seller of the Ridley Portfolio with an interest rate of 8% and a 10 year maturity.

(F) Reflects the issuance of 328,125 shares of operating units at a price of $24 for the Ridley Portfolio.

(G) Represents the elimination of the seller's historical capital account.

                HOME PROPERTIES OF NEW YORK, INC.
         PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
             FOR THE SIX MONTHS ENDED JUNE 30, 1999
       (Unaudited, in Thousands, Except Share and Per Share Data)

The unaudited pro forma Consolidated Statement of Operations for the six months ended June 30, 1999 and for the year ended December 31, 1998 is presented as if the acquisitions of the Ridley Portfolio, the Colony Apartments, the Manor Apartments, Ridgeway Court, Springwell Park, Sherwood Gardens and Maple Lane Apartments had occurred on January 1, 1998. The unaudited pro forma Consolidated Statement of Operations should be read in conjunction with the Statements of Revenues Certain Expenses of the Ridley Portfolio and the Colony Apartments and notes thereto included elsewhere herein. In management's opinion, all adjustments necessary to reflect the effects of the purchase of the Ridley Portfolio, the Colony Apartments, the Manor Apartments, Ridgeway Court, Springwell Park, Sherwood Gardens and Maple Lane Apartments have been made.

The unaudited pro forma Consolidated Statement of Operations for the six months ended June 30, 1999 and for the year ended December 31, 1998 is not necessarily indicative of what the actual results of operations would have been assuming the transactions had occurred as of the beginning of the period presented, nor does it purport to represent the results of operations for future periods.


                              For the Six Months Ended June 30, 1999
                              --------------------------------------
                       Home                              Other
                     Properties of  Ridley               Acquired    Pro          Company
                     New York, Inc. Portfolio  Colony    Properties  Forma        Pro
                     Historical(A)   (B)       Apts. (C)    (D)      Adjmnt.      Forma
                     -------------  ---------  --------- ----------  -------      --------

Revenues:
Rental Income          $89,374       $2,858      $3,365    $2,625                   $98,222
Property other income    2,689           91         166       132                     3,078
Interest and Dividend
   Income                3,812                                         (659)(E)       3,153
   Other income          1,548                                                        1,548
                        ------        -----       -----     -----      -------      -------
Total revenues          97,423        2,949       3,531     2,757      (659)        106,001
                        ------        -----       -----     -----      -------      -------

Expenses:
Operating and
  maintenance           40,963        1,314       1,503     1,009                    44,789
General and
  administrative         4,327                                          277 (F)       4,604
Interest                15,676                                        2,004 (G)      17,680
Depreciation and
  amortization          15,860                                        1,335 (H)      17,195
Loss on available-for-
  sale securities        2,123                                                        2,123
                        ------       ------      ------    ------     --------       ------

Total Expenses          78,949        1,314       1,503     1,009     3,616          86,391
                        ------       ------       -----     -----     --------       ------
Income before gain on
  disposition of
  property and minority
  interest              18,474        1,635       2,028     1,748   ($4,275)         19,610
Gain on disposition of
   property                457                                                          457
                        ------        -----       -----     -----    ---------       ------
Income before minority
   interest            $18,931       $1,635      $2,028    $1,748   ($4,275)         20,067
                       =======       ======       =====    ======     =======

Minority interest of
  Unit holders                                                                        7,270
                                                                                    -------
Net income                                                                          $12,797
                                                                                    =======
Net income per common share
              -basic                                                                  $0.70
                                                                                    =======
             - diluted                                                                $0.70
                                                                                    =======
Weighted average number of
shares outstanding - basic                                                       18,159,499
                                                                                 ==========
                  - diluted                                                      18,252,321
                                                                                 ==========

                 HOME PROPERTIES OF NEW YORK, INC.
         PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
              FOR THE YEAR ENDED DECEMBER 31, 1998
       (Unaudited, in Thousands, Except Share and Per Share Data)

                               For the Year Ended December 31, 1998
                               ------------------------------------
                 Home
                 Properties
                 of New                          Other
                 York, Inc.  Ridley     Colony   Acquired    Pro           Company
                 Historical  Portfolio  Apts.    Properties  Forma         Pro
                    (A)         (B)       (C)        (D)     Adjmt.        Forma
                 ----------  ---------  -------  ----------  -------       -------

Revenues:
Rental Income     $137,557   $5,751      $6,594     $8,262                 $158,164
Property other
  income             3,614      189         230        352                    4,385
Interest and
  dividend income    5,102                                     (1,536)(E)     3,566
Other income         2,970                                                    2,970
                   -------    ------      -----      -----     -------     --------
Total revenues     149,243    5,940       6,824      8,614     (1,536)      169,085
                   -------    ------      -----      -----     -------     --------

Expenses:
Operating and
  maintenance       63,136    2,630       2,883      2,980                   71,629
General and
  administrative     6,685                                        641 (F)     7,326
Interest            23,980                                      4,537 (G)    28,517
Deprecation and
 amortization       23,191                                      3,118 (H)    26,309
                   -------   -------      ------     ------     ------       ------
Total expenses     116,992    2,630       2,883      2,980      8,296       133,781
                   -------   -------      ------     ------     ------      -------
Income before
 minority interest
 and extraordinary
 item              $32,251   $3,310      $3,941     $5,634    ($9,832)      $35,304
                   =======    =====       =====      =====      ======
Minority interest                                                            14,295
                                                                            -------
Income before
 extraordinary item                                                          21,009
Extraordinary item                                                             (925)
                                                                             ------
Net income                                                                  $20,084
                                                                             ======
Net income per
  common share
  -  Basic                                                                    $1.45
                                                                             ======
  -  Diluted                                                                  $1.43
                                                                             ======

Weighted average number
of shares outstanding
   - Basic                                                               13,898,221
                                                                         ==========
   - Diluted                                                             14,022,329
                                                                         ==========




                    HOME PROPERTIES OF NEW YORK, INC.
            NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 1999 AND
                 FOR THE YEAR ENDED DECEMBER 31, 1998
                       (Unaudited, in Thousands)
(A) Reflects the historical unaudited consolidated statement of operations for the Company for the six months ended June 30, 1999 and the historical consolidated statement of operations for the Company for the year ended December 31, 1998.

(B) Reflects the historical revenues and certain expenses of the Ridley Portfolio which were not owned by the Company for the year ended December 31, 1998 and for the period prior to their acquisition in 1999.

(C) Reflects the historical revenues and certain expenses of the Colony Apartments which was not owned by the Company for the year ended December 31, 1998 and for the period prior to their acquisition in 1999.

(D) Reflects the combined historical revenues and certain expenses of the Manor Apartments, Ridgeway Court, Springwell Park, Sherwood Gardens and Maple Lane Apartments which were not owned by the Company for the year ended December 31, 1998 and for the period prior to their acquisition in 1999.

(E) Reflects the reduction in interest income calculated at 3% of excess cash used to finance the acquisitions as follows:

                                                        Interest
                                           ---------------------------------
                           Cash Balance        12 mos.             6 mos.
                           -----------         -------            -------
The Manor (for the period
   1/1/99-2/18/99)            $7,100            $213                 $28
Ridgeway (for the period
   1/1/99-2/22/99)             1,010              30                   4
Springwells (for the period
   1/1/99-4/7/99)              2,763              83                  22
Sherwood Gardens (for the
  period 1/1/99-5/27/99)       1,000              30                  12
Maple Lane (for the period
  1/1/99-6/30/99)              5,208             156                  78
Ridley (for the period
  1/1/99-6/30/99)              8,729             262                 131
The Colony (for the period
  1/1/99-6/30/99)             25,577             762                 384
                              ------           -----               -----
                             $51,387          $1,536               $ 659
                              ======           =====               =====

(F) Reflects additional general and administrative expenses.
(G) Reflects the increase in interest related to debt assumed to finance the acquisitions. The interest is calculated as follows:

                                                          Interest
                                                    ------------------------
Amortizing mortgage:         Principal Balance      12 mos.            6 mos.
                             -----------------      -------            ------
Ridgeway at 8.38% (for
 the period 1/1/99-2/22/99)     $1,225                $103              $15
Springwells at 8.00%(for
  the period 1/1/99-4/7/99)     11,737                 939              253
Sherwood Gardens at 6.98% (for
  the period 1/1/99-5/27/99)     3,100                 216               88
Maple Lane at 7.20%              5,989                 431              217
Maple Lane at 5.50% (for the
  period 1/1/99-6/30/99)         6,335                 348              175
Ridley at 8.00% (for the period
  1/1/99-6/30/99)               15,750               1,260              633
The Colony at 7.60% (for the
 period 1/1/99-6/30/99)         16,309               1,240              623
                                ------               -----             ----
                               $60,445              $4,537           $2,004
                                ======               =====            =====

The historical consolidated statement of operations for the Company for the year ended December 31, 1998 needs twelve months worth of interest on each loan associated with the acquisition.

(H) Reflects depreciation and amortization related to the acquisition. See Note C on page 10 for further information on useful lives of these assets.

                                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     HOME PROPERTIES OF NEW YORK, INC.
                                          (Registrant)

                                     Date: November 12, 1999


                                      By:     /s/ David P. Gardner
                                      -----------------------------
                                             David P. Gardner
                                             Vice President
                                             Chief Financial Officer and
                                             Treasurer


                                     Date:  November 12, 1999



                                      By:     /s/ David P. Gardner
                                      -------------------------------
                                              David P. Gardner
                                              Vice President
                                              Chief Financial Officer and
                                              Treasurer




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                                     EXHIBIT INDEX




Exhibit 23.0 - Consent of PricewaterhouseCoopers, LLP
Exhibit 23.1 - Consent of PricewaterhouseCoopers, LLP